THIS IS A BALLOON NOTE AND THE FINAL PRINCIPAL PAYMENT OR THE BALANCE DUE UPON MATURITY IS $_____________________, TOGETHER WITH ACCRUED INTEREST, LATE CHARGES, AND COLLECTION COSTS, IF ANY, AND ALL ADVANCEMENTS MADE BY THE PAYEE UNDER THE TERMS OF THIS NOTE.

                                 PROMISSORY NOTE

______________________________ Dollars
                                                        Ft. Lauderdale, Florida

                                                              ________, 200___

      FOR VALUE RECEIVED, the undersigned (the "Maker") promises to pay to the order of Paul Soltoff (the "Payees' Representative"), but solely as escrow agent for, on behalf of and for further distribution to, each of the parties listed on Schedule "A" attached hereto and made a part hereof (each, a "Payee" and collectively, the "Payees"), the aggregate principal sum of ___________________ Dollars and ____/100 ($__________________), together with interest thereon from the date hereof, at the rate of four percent (4%) per annum, through the first to occur of (i) the Maturity Date (as defined below) or (ii) the prepayment in full of the entire principal amount hereof pursuant to Section 4 of this Note. Interest on this Note shall be computed on the basis of a 360-day year for the actual number of days elapsed.

      This Promissory Note (this "Note") is issued subject to the following additional terms and conditions:

            1. Type of Payment. Payment of both principal and interest shall be made in currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

            2. Manner of Payment. All payments required by this Note shall be made by delivery of the required payment to the Payees' Representative at ___________________________ or to such account or other address as the Payees' Representative shall designate in a written notice to the Maker at least 10 days prior to the payment date.

            3. Maturity Date. This Note shall mature and the principal sum hereof, together with all accrued and unpaid interest thereon, shall become due and payable upon [INSERT DATE THAT IS FIRST TO OCCUR OF THE ONE YEAR ANNIVERSARY OF THIS NOTE OR DECEMBER 31, 2005].

      4. Optional Prepayment. Anything herein to the contrary notwithstanding, the Maker may prepay this Note, in whole or in part, at any time and from time to time, without premium or penalty. Any partial prepayment shall be applied first against any accrued interest hereunder and then against the principal balance remaining due hereunder.

      5. Default Rate of Interest. In the event that this Note is accelerated following the occurrence of an Event of Default (as defined in Section 6 below), and whether or not a judgment has been entered, interest shall accrue on all sums outstanding hereunder at fifteen percent (15%) per annum until all sums due hereunder, including without limitation, any costs of collection provided in
Section 6, principal and accrued interest and/or amounts under any judgment rendered pursuant to this Note are paid.

      6. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Note:

            (a) Failure to pay when due any payment of principal or interest under this Note within five (5) days of the date such payment is due (calculated by including the due date); or

            (b) A bankruptcy occurs with respect to the Maker while this Note is still outstanding. "Bankruptcy" shall mean (i) the adjudication of the Maker as bankrupt or insolvent, (ii) the institution by or against the Maker of a petition for arrangement or of any other type of insolvency proceeding under the United States Bankruptcy Code, as amended (but, with respect to an involuntary proceeding, only if such proceeding is not discharged within 60 days), (iii) the making by the Maker of a general assignment for the benefit of creditors, (iv) the appointment of a liquidator, administrator, receiver or trustee in bankruptcy of the Maker or the Maker's assets or (v) the taking, making or institution of any like or similar act or proceeding involving the Maker.

            Upon the occurrence of an Event of Default, all amounts due under this Note, including the unpaid balance of principal and interest hereof, shall become immediately due and payable at the option of the Payees' Representative (but automatically with respect to an Event of Default described in clause (b) of the definition thereof), without presentment, demand, notice protest or other formalities of any kind, all of which are expressly waived by Maker, and Payee may exercise any of Payee's rights and remedies granted herein, under applicable law or which Payee may otherwise have against Maker.

      The Maker agrees to pay all costs of collection, including attorney's reasonable fees and expenses, in case the principal of this Note or any payment of any interest thereon is not paid at the due date thereof, whether suit be brought or not.

      7. Payees' Representative. The Payees' Representative shall collect, receive and disburse all amounts paid to it under this Note not as a "Payee" (except to the extent that the Payees' Representative is also one of the Payees listed on Schedule "A"), but as escrow agent on behalf of the Payees. The Maker shall have no obligation or responsibility to see to the application of such funds by the Payees' Representative, nor any liability for any failure by the Payees' Representative to disburse all or any portion of such funds to the Payees as and when required. The Maker shall be entitled to rely upon any notice, instrument or other writing delivered to it by the Payees' Representative pursuant to this Note, without being required to determine the authenticity of, or the correctness of any fact stated in, that document. The Maker may act in reliance upon any instrument or signature of the Payees'
Representative believed by it to be genuine. It is expressly understood and agreed that no Payee shall be entitled to make any demand, issue any instructions, give any notice, waive any term of, or exercise any rights under this Note and that the all such rights, powers and privileges (to the extent available under this Note) are exclusively vested in the Payees' Representative.

      8. Miscellaneous.

                  (A) This Note shall be binding upon the Maker and its successors and assigns.

                  (B) If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof.

                  (C) The validity, interpretation and effect of this Note shall be exclusively governed by, and construed in accordance with, the laws of the State of Florida, excluding the "conflict of laws" rules thereof.

                  (D) This Note may not be amended or modified, nor shall any waiver of any provision hereof be effective, except by an instrument in writing executed by the Maker and the Payees' Representative.

                  (E) By acceptance of this Note, each Payee irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement shall be brought in the circuit court located in Broward County, Florida or the court of the United States, Southern District of Florida; (b) consents to the jurisdiction of each such court located in any such suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be affected on such party by mail, as provided in this Agreement or in such other manner as may be provided under applicable laws or court rules in said state.

THIS IS A BALLOON NOTE AND THE FINAL PRINCIPAL PAYMENT OR THE BALANCE DUE UPON MATURITY IS $_________________, TOGETHER WITH ACCRUED INTEREST, LATE CHARGES, AND COLLECTION COSTS, IF ANY, AND ALL ADVANCEMENTS MADE BY THE PAYEE UNDER THE TERMS OF THIS NOTE.

                                                 the globe.com, inc.

                                                 By ___________________________

                                                 Name:

                                                 Title:

                                  SCHEDULE "A"

PAYEES                                            ALLOCABLE PORTION OF PRINCIPAL

                                       4